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                                                                   EXHIBIT 4.1

                                SUBSCRIPTION AGREEMENT

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                            ENERGY BIOSYSTEMS CORPORATION

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                           7,500,000 SHARES OF COMMON STOCK

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To:  Energy BioSystems Corporation

This Subscription Agreement (this "Subscription Agreement" or the "Agreement") is made between Energy BioSystems Corporation, a Delaware corporation in the development stage, (the "Company"), and the undersigned prospective purchaser who is subscribing hereby for shares (the "Shares") of the Company's Common Stock, $.001 par value ("Common Stock"). This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement and the Confidential Private Placement Memorandum dated April 16, 1999, as amended by Supplement dated May 26, 1999 to Confidential Private Placement Memorandum (as it may be supplemented or updated from time to time, the "Memorandum"), relating to the offering (the "Offering") of 7,500,000 Shares. The closing of the Offering is subject to stockholder approval. The purchase price per Share is as set forth in the Memorandum.

In consideration of the Company's agreement to sell Shares to the undersigned upon the terms and conditions summarized in the Memorandum, the undersigned agrees and represents as follows:

A.   SUBSCRIPTION

     (1) The undersigned hereby irrevocably subscribes for and agrees to purchase the number of Shares indicated on the signature page hereto at a purchase price per Share as set forth in the Memorandum. The minimum subscription is $100,000, provided that the Company may, in its sole discretion, accept subscriptions for less than such amount. The undersigned encloses herewith a check payable to "Energy BioSystems Corporation--Escrow Account" for the full amount of the purchase price of the Shares for which the undersigned is subscribing (the "Payment"). The undersigned hereby acknowledges that the actual number of Shares which the undersigned will receive will be equal to the amount of the undersigned's subscription divided by the Purchase Price for the Shares as defined in the Memorandum.

     (2) The undersigned understands that all payments by check of the subscription amount provided in Paragraph (1) above shall be delivered to SAMCO Capital Markets, Inc. (the "Placement Agent") and, thereafter, such payment will be deposited as soon as practicable for the undersigned's benefit in a non-interest bearing escrow account. The payment (or, in the case of rejection of a portion of the undersigned's subscription, the part of the


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          payment relating to such rejected portion) will be returned promptly, without interest, if the undersigned's subscription is rejected in whole or in part. The Placement Agent and the Company expect to hold a closing of the Offering (the "Closing") at any time after subscriptions for 1,000,000 Shares have been accepted and the stockholders of the Company have approved the Offering at a duly called meeting. Upon receipt by the Company of the requisite payment for all Shares to be purchased by the subscribers whose subscriptions are accepted (each, a "Purchaser" and, collectively, the "Purchasers") at the Closing, the Shares so purchased will be issued in the name of each Purchaser, and the name of such Purchaser will be registered on the books of the Company as the record owner of such Shares. The Company will issue to each Purchaser the stock certificates representing the Shares purchased. The Shares may not be transferred prior to the Closing.

     (3) The undersigned hereby acknowledges receipt of a copy of the Memorandum, and hereby agrees to be bound thereby upon the (i) execution and delivery to the Company, in care of the Placement Agent, of the signature page to this Subscription Agreement, and (ii) acceptance at the Closing by the Company of the undersigned's subscription (the "Subscription").

     (4) The undersigned agrees that the Company may, in its sole and absolute discretion, reduce the undersigned's subscription to any amount of Shares that in the aggregate does not exceed the amount of Shares hereby applied for without any prior notice to or further consent by the undersigned. The undersigned hereby irrevocably constitutes and appoints the Placement Agent and each officer of the Placement Agent, each of the foregoing acting singly, in each case with full power of substitution, the true and lawful agent and attorney-in-fact of the undersigned, with full power and authority in the undersigned's name, place and stead, to amend this Subscription Agreement and the Questionnaire, including in each case the undersigned's signature page thereto, to effect any of the foregoing provisions of this Paragraph
          (4).

     (5) The undersigned acknowledges that (i) the issuance of the Shares is subject to the approval of the stockholders of the Company at a duly called meeting; (ii) the Company cannot assure the undersigned that it will be able to obtain favorable votes from the required number of stockholders at the meeting; and (iii) in the event that the Company does not obtain the required stockholder approval, the Company will refund the undersigned's subscription without interest. The Company agrees that it will submit the Offering to its stockholders for approval at the 1999 Meeting of Stockholders of the Company which is anticipated to be held on or before May 31, 1999. Upon approval of the Offering by stockholders owning a majority of the outstanding shares entitled to vote at the meeting, and assuming that subscription for the minimum amount required have been received, the Company may conduct a closing on the Offering.

B.   REPRESENTATIONS, WARRANTIES AND VOTING AGREEMENT

The undersigned hereby represents and warrants to, and agrees with, the Company and the Placement Agent as follows:

     (1) The undersigned has been furnished with and has carefully read the Memorandum (including the Attachments thereto) and this Agreement and is familiar with and understands


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          the terms of the Offering.  The undersigned has carefully
          considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional legal, tax, accounting and financial advisors the suitability of an investment in the Shares for the undersigned's particular tax and financial situation and has determined that the Shares being subscribed for by the undersigned are a suitable investment for the undersigned.

     (2) The undersigned acknowledges that (i) the undersigned has had the right to request copies of any documents, records, and books pertaining to this investment and (ii) any such documents, records and books which the undersigned requested have been made available for inspection by the undersigned, the undersigned's attorney, accountant or adviser(s).

     (3) The undersigned and/or the undersigned's adviser(s) has/have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of the undersigned.

     (4) The undersigned is not subscribing for Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

     (5) If the undersigned is a natural person, the undersigned has reached the age of majority in the state in which the undersigned resides, has adequate means of providing for the undersigned's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

     (6) The undersigned or the undersigned's purchaser representative, as the case may be, has had such knowledge and experience in financial, tax and business matters so as to enable the undersigned to utilize the information made available to the undersigned in connection with the Offering to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto.

     (7) The undersigned will not sell or otherwise transfer the Shares without registration under the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws or an exemption therefrom. None of the Shares have been registered under the Securities Act or under the securities laws of any state. The undersigned represents that the undersigned is purchasing the Shares for the undersigned's own account, for investment and not with a view toward resale or distribution. The undersigned has not offered or sold the Shares being acquired nor does the undersigned have any present intention of selling, distributing or otherwise disposing of such Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstances in violation of the Securities Act. The undersigned is aware that there is currently no market for the Shares. The undersigned is aware that an exemption from the registration requirements of the Securities Act pursuant to Rule 144 promulgated thereunder is not presently available; and the Company has no obligation to register the Shares subscribed for hereunder, except as provided in Paragraph D hereof, or


                                     -3-
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          to make available an exemption from the registration requirements pursuant to such Rule 144 or any successor rule for resale of the Shares.

     (8) The undersigned recognizes that investment in the Shares involves substantial risks, including loss of the entire amount of such investment. Further, the undersigned has carefully read and considered the matters set forth under the caption "Risk Factors" in the Memorandum, and has taken full cognizance of and understands all of the risks related to the purchase of the Shares.

     (9) The undersigned acknowledges that the certificate representing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

          "The Shares represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and neither the Shares nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration under such act and such laws, which, in the opinion of counsel for the holder, which counsel and opinion are reasonably satisfactory to counsel for this corporation, is available."

     (10) If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust or estate: (i) such partnership, corporation, trust or estate has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Subscription Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust or estate in connection with the purchase of its Shares, (b) to delegate authority pursuant to power of attorney and (c) to purchase and hold such Shares; (ii) the signature of the party signing on behalf of such partnership, corporation, trust or estate is binding upon such partnership, corporation, trust or estate; and (iii) such partnership, corporation or trust has not been formed for the specific purpose of acquiring such Shares, unless each beneficial owner of such entity is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information substantiating such individual qualification.

     (11) If the undersigned is a retirement plan or is investing on behalf of a retirement plan, the undersigned acknowledges that investment in the Shares poses additional risks including the inability to use losses generated by an investment in the Shares to offset taxable income.

     (12) The information contained in the Questionnaire delivered by the undersigned in connection with this Agreement (the "Questionnaire") is complete and accurate in all respects. The undersigned shall indemnify and hold harmless the Company, the Placement Agent and each officer, director or control person of any such entity, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the undersigned to the Company, the Placement Agent (or any agent or representative of any of them) or omitted or alleged to have been omitted by the undersigned, concerning the undersigned or the undersigned's authority to invest or financial position in connection with the Offering, including, without limitation, any such misrepresentation, misstatement of omission


                                     -4-
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          contained in the Subscription Agreement or any other document submitted by the undersigned, against losses, liabilities and expenses for which the Company, the Placement Agent, or any officer, director or control person of any such entity has not otherwise been reimbursed (including attorney's fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Company, the Placement Agent, or such officer, director or control person in connection with such action, suit or proceeding.

     (13) The undersigned agrees that it will vote all of its shares of voting capital stock of the Company owned by it in favor of the Offering and the issuance of Company Common Stock in connection with the Offering at the 1999 Meeting of Stockholders of the Company anticipated to be held on or before May 31, 1999, as described.

C.   UNDERSTANDINGS.

     The undersigned understands, acknowledges and agrees with the Company and the Placement Agent as follows:

     (1) This Subscription may be rejected, in whole or in part, by the Company or the Placement Agent, in the sole and absolute discretion of either of them, at any time before the Closing, notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned's Subscription. The Company may terminate this Offering at any time in its sole discretion. The execution of this Agreement or solicitation of the investment contemplated hereby shall create no obligation of the Company to accept any subscription or complete the Offering.

     (2) Except as set forth in Section C(1) above, the undersigned hereby acknowledges and agrees that the subscription hereunder is irrevocable by the undersigned, that, except as required by law, the undersigned is not entitled to cancel, terminate or revoke this Agreement or any agreements of the undersigned hereunder and that this Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns; provided, however, that the Company has received commitment and funds for the minimum amount required for closing as described in the Memorandum. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties and acknowledges herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

     (3) No federal or state agency has made any finding or determination as to the accuracy or adequacy of the Memorandum or as to the fairness of the terms of this offering for investment nor any recommendation or endorsement of the Shares.

     (4) The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein and in the Questionnaire.


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     (5)  There is no public or other market for the Shares and no such public or other market may ever develop. There can be no assurance that the undersigned will be able to sell or dispose of the Shares. It is understood that in order not to jeopardize the Offering's exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

     (6) The undersigned acknowledges that the information contained in the Memorandum is confidential and non-public and agrees that all such information shall be kept in confidence by the undersigned and neither used for the undersigned's personal benefit (other than in connection with this subscription) nor disclosed to any third party for any reason; provided, however, that this confidentiality obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof,
          (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any Subscription Agreement entered into with the Company).

     (7) The undersigned acknowledges that the foregoing restrictions on the undersigned's use and disclosure of any such confidential, non-public information contained in the Memorandum restricts the undersigned from trading in the Company's securities to the extent such trading is based on such confidential, non-public information.

     (8) The representations, warranties and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the sale of the Shares as if made on and as of such date and shall survive the execution and delivery of this agreement and the purchase of the Shares.

     (9) Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or controlling persons of the Company, the Company has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable to such extent.

     (10) IN MAKING AN INVESTMENT DECISION PURCHASERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SHARES OFFERED HEREBY HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE MEMORANDUM OR THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     (11) THE SHARES OFFERED HEREBY MAY NOT BE TRANSFERRED, RESOLD OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. PURCHASERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.


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     (12) For Residents of Arkansas:

          THE SHARES OFFERED HEREBY ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER SECTION 23-42-504(a)(14) OF THE ARKANSAS SECURITIES ACT AND
          SECTION 4(2) OF THE SECURITIES ACT OF 1933. A REGISTRATION STATEMENT RELATING TO THESE SHARES HAS NOT BEEN FILED WITH THE ARKANSAS SECURITIES DEPARTMENT OR WITH THE SECURITIES AND EXCHANGE COMMISSION. NEITHER THE DEPARTMENT NOR THE COMMISSION HAS PASSED UPON THE VALUE OF THE SHARES OFFERED HEREBY, MADE ANY RECOMMENDATIONS AS TO THEIR PURCHASE, APPROVED OR DISAPPROVED THE OFFERING, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

     (13) For Residents of California:

          THE SALE OF THE SHARES WHICH ARE THE SUBJECT OF THIS SUBSCRIPTION AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SHARES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SHARES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS SUBSCRIPTION AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     (14) For Residents of Connecticut:

          THESE SHARES HAVE NOT BEEN REGISTERED UNDER SECTION 36-485 OF THE CONNECTICUT UNIFORM SECURITIES ACT AND THEREFORE CANNOT BE RESOLD UNLESS THEY ARE REGISTERED UNDER SUCH ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE SHARES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE BANKING COMMISSIONER OF THE STATE OF CONNECTICUT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

     (15) For Residents of Florida:

          THE SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT (THE "FLORIDA ACT") AND WILL BE OFFERED AND SOLD PURSUANT TO AN EXEMPTION UNDER SECTION 517.061 OF THE FLORIDA ACT.
          ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE OF ANY OF THE SHARES WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE COMPANIES, AN AGENT OF THE COMPANIES, OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.


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     (16) For Residents of Georgia:

          THE UNDERSIGNED ACKNOWLEDGES AND UNDERSTANDS (i) THAT THE SHARES SUBSCRIBED FOR HEREBY WILL BE ISSUED OR SOLD IN RELIANCE ON PARAGRAPH 13 OF CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND (ii) THAT THE CERTIFICATES REPRESENTING THE SHARES SUBSCRIBED FOR HEREBY WILL CONTAIN A LEGEND TO SUCH EFFECT.

     (17) For Residents of Missouri:

          THE UNDERSIGNED ACKNOWLEDGES AND UNDERSTANDS (i) THAT THE SHARES SUBSCRIBED FOR HEREBY ARE NOT REGISTERED UNDER THE MISSOURI UNIFORM SECURITIES ACT AND MAY BE DISPOSED OF ONLY THROUGH A LICENSED BROKER-DEALER AND (ii) THAT IT IS A FELONY TO SELL SHARES IN VIOLATION OF THE MISSOURI SECURITIES ACT.

     (18) For Residents of New York:

          THIS PRIVATE OFFERING MEMORANDUM HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

     (19) For Residents of Pennsylvania:

          EACH PENNSYLVANIA RESIDENT WHO SUBSCRIBES FOR THE SHARES BEING OFFERED HEREBY AGREES NOT TO SELL THESE SHARES FOR A PERIOD OF TWELVE MONTHS AFTER THE DATE OF PURCHASE. UNDER PROVISION OF THE PENNSYLVANIA SECURITIES ACT OF 1972, EACH PENNSYLVANIA RESIDENT SHALL HAVE THE RIGHT TO WITHDRAW HIS OR HER ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE ISSUER WITHIN TWO BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE COMPANY OF THIS SUBSCRIPTION AGREEMENT. TO ACCOMPLISH THIS WITHDRAWAL A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE ISSUER AT THE ADDRESS SET FORTH IN THE TEXT HEREOF, INDICATING HIS OR HER INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY. IT IS PRUDENT TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME WHEN IT WAS MAILED. IF THE REQUEST IS MADE ORALLY (IN PERSON OR BY TELEPHONE, TO THE ISSUER AT THE NUMBER LISTED IN THE TEXT HEREOF), A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.


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D.   REGISTRATION RIGHTS.

     (1) REGISTRATION OF COMMON SHARES. Within sixty days from the Closing Date, the Company shall use its reasonable best efforts to prepare for filing with the Commission, and cause to be declared effective, a "shelf" registration statement (the "Shelf Registration") pursuant to Rule 415 under the Securities Act providing for the sale by the Purchasers of the shares of Common Stock included in the Offering.
          The Company shall use its reasonable best efforts to cause the registration statement to be declared effective as soon as practicable after it has been filed with the Commission. The Company agrees to use its reasonable best efforts to keep such Shelf Registration continuously effective for a period ending on the earliest of (a) the fifth anniversary of the effective date of such Shelf Registration,
          (b) the date on which all such Common Stock covered thereby have been sold thereunder, or (c) the date upon which all such Common Stock are freely transferable without restriction under the Securities Act. For the purpose of this Agreement, "reasonable best efforts" shall mean the best efforts of the Company consistent with sound and reasonable business practices and judgment.

     (2) REGISTRATION PROCEDURES. In connection with the Company's obligations with respect to the Shelf Registration, the Company shall use its reasonable best efforts to effect the registration in furtherance of the sale of the Common Stock by the holders thereof in accordance with the intended method or methods of distribution thereof described in the Shelf Registration. In connection therewith, the Company shall, as promptly as may be practicable:

               (a) prepare and file with the Commission a registration statement with respect to the Common Stock on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the disposition of the Common Stock in accordance with the intended method or methods of disposition thereof;

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the applicable period specified in Paragraph
          (1) above;

               (c) furnish to each Purchaser which is selling Common Stock a copy of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto but excluding all documents incorporated by reference therein unless specifically so requested by such Purchaser) and such reasonable number of copies of the prospectus included in such registration statement (including each preliminary prospectus) as such Purchaser may reasonably request;

               (d) use reasonable best efforts to register or qualify the Common Stock under such other securities laws or blue sky laws of such jurisdictions as the Purchasers shall reasonably request, and take any and all such actions as may be reasonably necessary or advisable to enable the Purchasers to consummate the disposition in such jurisdictions of such Common Stock;

               (e) notify each Purchaser, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the period that the Company is required to keep the registration statement effective, of the happening of any event as a result of which the prospectus included in such registration statement (as then in effect) contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading. As promptly as practicable following any such occurrence, the Company shall prepare and furnish to each Purchaser a reasonable number of copies of a supplement or an amendment of such prospectus as may be necessary so that, as thereafter delivered to subsequent purchasers of the Securities, such prospectus shall meet the requirements of the Securities Act and relevant state securities laws, provided that such obligation on the part of the Company shall be suspended for such period of time as the Company considers reasonably necessary and in its best interest due to circumstances then existing (but not more than 30 days in any 180-day period). Each Purchaser shall furnish to the Company such information regarding each such Purchaser and its proposed method of distribution of the Securities as the Company may from time to time request and as shall be required by law to effect and maintain the registration of such Securities under the Securities Act and any state securities laws;

               (f) advise each Purchaser, promptly after receiving notice thereof, of any stop order issued or threatened by the Commission and use its reasonable best efforts to take all actions required to prevent the entry of such stop order, or to remove it if entered;

               (g) use its reasonable best efforts to cause all Common Stock including in such registration statement to be listed, by the date of the first sale of Common Stock pursuant to such registration statement, on each securities exchange on which the Common Stock of the Company is then listed or proposed to be listed;

               (h) furnish to each Purchaser on the effective date of such registration statement a signed counterpart, addressed to the Purchasers, of (i) an opinion of counsel representing the Company and reasonably satisfactory to such Purchasers that the registration statement (including each amendment or supplement thereto and prospectus included therein) complies as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations thereunder, and (ii) a "comfort" letter from the independent public accountants retained by the Company, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included or incorporated by reference in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published rules and regulations thereunder, and covering such other financial matters of the type customarily covered by such letters;

               (i) otherwise use its reasonable best efforts to comply with the provisions of the Securities Act with respect to the disposition of all of the Common Stock covered by such registration statement in accordance with the intended methods of disposition by the Purchasers thereof set forth in such registration statement and to make generally available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

     (3) EXPENSES. All expenses incident to the Company's performance of or compliance with the provisions of this Section D (including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, fees and expenses incurred in connection with the listing of the Common Stock to be registered on each securities exchange on which similar securities issued by the Company are then listed, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of one counsel for the Purchasers and fees and disbursements of all independent certified public accountants and other persons retained by the Company) will be borne by the Company. Notwithstanding the foregoing, the Purchasers shall pay any and all underwriting fees, discounts or commissions attributable to the sale of Common Stock.

     (4)  INDEMNIFICATION.

          (a) Upon the registration of Common Stock pursuant to Section D(1) of this Agreement, and in consideration of the agreements of the Purchasers contained herein, the Company shall, and it hereby agrees to, indemnify and hold harmless, to the extent permitted by law, each of the Purchasers which holds Common Stock to be included in such registration, its officers and directors, each underwriter of such Common Stock, if any, and each person who controls such person (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and expenses) to which such Purchaser, its officers, directors, each underwriter, or such controlling persons may become subject, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in any such registration statement, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Purchaser, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; except (i) insofar as the same arise out of or are based upon an untrue statement or omission or alleged omission so made based upon information furnished by such Purchaser, underwriter or controlling person in writing specifically for use in such registration statement or prospectus or (ii) insofar as the same are caused by such Purchaser's or such underwriter's failure to deliver a copy of such registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Purchaser or such underwriter with a sufficient number of copies of the same; and provided, however, that the foregoing indemnity and reimbursement obligation shall not be applicable to the extent that any such loss, claim, damage, liability or action arises out of or is based on any untrue statement or omission made in: (i) a preliminary prospectus, which untrue statement or omission is corrected in the final prospectus and such final prospectus is made available to such Purchaser in accordance with the requirements of Rule 424 under the Securities Act; or (ii) any prospectus, which untrue statement or omission is corrected in a prospectus supplement or amended prospectus and such prospectus supplement or amended prospectus is made available to such Purchaser prior to the sale of Common Stock which gave rise to such loss, claim, damage, liability or expense.

          (b) In connection with any registration statement under which Common Stock are registered under the Securities Act and pursuant to which a Purchaser offers and sells Common Stock, each such Purchaser shall, and it hereby agrees to, indemnify and hold harmless, to the extent permitted by law, each of the Company, its officers and directors, and each person who controls the Company (within the meaning of the Securities Act) and, if the offering is an underwritten offering, the underwriters, against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and expenses) to which the Company, its officers and directors, underwriters, or controlling persons may become subject, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in any such registration statement, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, insofar as (i) the same arise out of or are based upon any untrue statement or omission or alleged omission so made based upon information furnished by such Purchaser or controlling person of such Purchaser, in writing specifically for use in such registration statement or prospectus or (ii) the same are caused by such Purchaser's failure to deliver a copy of such registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Purchaser with a sufficient number of copies of the same and provided, further, that the liability of each Purchaser under this Paragraph 4(b) shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of Common Stock sold by such Purchaser under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the amount of the proceeds received by such Purchaser from the sale of the Common Stock covered by such registration statement.

          (c) Any person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification (but the failure to give such notice will not affect the right to indemnification hereunder, unless the indemnifying party is materially prejudiced by such failure) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party. If such defense is not assumed by the indemnifying party or if the indemnifying party is not permitted to assume such defense then
               (x) the indemnified party shall select counsel, which counsel must be reasonably satisfactory to the indemnifying party and (y) the indemnifying party will not be subject to any liability for any settlement made without its consent (which consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonably judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which case the indemnifying party shall be obligated to pay the fees and expenses of one additional counsel, who must be reasonably satisfactory to the indemnifying party.

          (d) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Paragraph 4(a) or Paragraph 4(b) are unavailable or are insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Paragraph 4(d) were determined by pro rata allocation (even if the Purchasers or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in this Paragraph 4(d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The indemnification and contribution obligations and each other provision set forth in this Paragraph 4 shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, any Purchaser, any officer or employee of the Company or such Purchaser, any underwriter, any officer or employee of such underwriter, or any controlling person of any of the foregoing and shall survive the transfer and registration of Common Stock by such Purchaser.

     (5) RULE 144 REPORTING. With a view to making available to Purchasers the benefits of Rule 144 promulgated by the Commission under the Securities Act, the Company agrees to use its reasonable best efforts to:

          (a) make and keep adequate current public information with respect to the Company available, as those terms are used in Rule 144 under the Securities Act, at all times after the Final Closing Date;

          (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and

          (c) furnish to Purchasers promptly upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as any Purchaser may reasonably request in order to permit such Purchaser to avail itself of any rule or regulation of the Commission allowing such Purchaser to sell its Common Stock without registration.

     (6) AMENDMENTS AND WAIVERS. Any provision of this Section D may be amended or waived if, but only if, in the case of an amendment, such amendment is in writing and is signed by the Company and the Purchasers who are the holders of a majority of the Common Stock or, in the case of a waiver, such waiver is in writing and is signed by the party to be charged with having granted such waiver. No failure or delay by the Company or any Purchaser in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

E.   MISCELLANEOUS

     (1) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as the identity of the person or persons may require.

     (2) Except as set forth in Section A(4) herein, neither this Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled except by an instrument in writing signed by the party effecting the same against whom any change, discharge or termination is sought.

     (3) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed: (i) if to the Company, to Energy BioSystems Corporation, 4200 Research Forest Drive, The Woodlands, Texas 77381, Attention:
          Paul G. Brown, III, or (ii) if to the undersigned, to the address for correspondence set forth in the Subscription Agreement, or at such other address as may have been specified by written notice given in accordance with this Paragraph (3).

     (4) Failure of the Company to exercise any right or remedy under this Agreement or any other agreement between the Company and the undersigned, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

     (5) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Texas, as such laws are applied by the Texas courts to agreements entered into and to be performed in Texas by and between residents of Texas, and shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

     (6) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by writing executed by both parties hereto.

     (7) Each party hereto has had the opportunity to review this Agreement with its separate legal counsel.

F.   SIGNATURE

The signature of this Agreement is contained as part of the applicable subscription package, entitled "Signature Page".

                           ENERGY BIOSYSTEMS CORPORATION
                               REVISED SIGNATURE PAGE

The undersigned hereby subscribes for the number of Shares as set forth below.

1.   Dated:  ____________________, 19___

2.   Number of Shares subscribed for:  ____________________

3. Fill in A if you elect to purchase the Shares at $2.00 per Share with the Warrants.
     Fill in B if you elect to purchase the Shares at $1.80 per Share without any Warrants.

     A. Aggregate purchase price for number of Shares (with Warrants) subscribed for, at $2.00 per Share
                    $____________________

     B. Aggregate purchase price for number of Shares (without Warrants) subscribed for, at $1.80 per Share
                    $____________________


----------------------------------------     --------------------------------------
Signature of Subscriber                      Taxpayer Identification or Social
(and title, if applicable)                   Security Number

----------------------------------------     --------------------------------------
Signature of Joint Purchaser                 Taxpayer Identification or Social
(if any)                                     Security Number

----------------------------------------     --------------------------------------
Name and Residence Address                   Mailing Address
(Post Office Address Not Acceptable)         (if different from Residence Address)

----------------------------------------     --------------------------------------
Name (please print as name will appear       Name (please print)
on certificate)

----------------------------------------     --------------------------------------
Number and Street                            Number and Street

----------------------------------------     --------------------------------------
City       State          Zip Code           City      State          Zip Code


ACCEPTED BY:                                 ENERGY BIOSYSTEMS CORPORATION


Dated:                                       By:
      ----------------------------------        -----------------------------------
                                                        President and CEO

                              PURCHASER QUESTIONNAIRE



Energy BioSystems
4200 Research Forest Drive
The Woodlands, Texas  77381

Attention: President

Re:  Purchase of Shares of Common Stock

Ladies & Gentlemen:

          The information contained herein is being furnished to Energy BioSystems Corporation, a Delaware corporation, (the "Company") in connection with the purchase of Common Stock of the Company by the undersigned to assure the Company that the undersigned will meet the suitability standards for potential investors for purposes of federal and state securities laws, and to assure that the offer and sale of such securities by the Company may be made to the undersigned without registration under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws.

          The undersigned represents to the Company that (i) the information and representations contained herein are complete and accurate and may be relied upon by the Company and (ii) the undersigned will notify the Company immediately of any material change in any of such information occurring prior to the closing of the purchase of the Securities by the undersigned. All information furnished is for the sole use of the Company and their counsel and will be held in confidence, except that this Questionnaire may be furnished to such parties as is necessary to establish compliance with federal or state securities laws.

PLEASE COMPLETE ALL OF THE FOLLOWING QUESTIONS (1-10), SIGN AND DATE AND RETURN TO THE CORPORATION.

                    ALL INFORMATION WILL BE TREATED CONFIDENTIALLY

1.   Name of Entity or Individual: ___________________________________________

     Business Address: _______________________________________________________

     City:__________________ State: ______________________ Zip: ______________
     Telephone:

     Taxpayer Identification No. or Social Security No.: _____________________

2.   (ANSWER ONLY IF AN INDIVIDUAL)

     (a)  Principal Residence Address: _______________________________________

          City:__________________ State: ___________________ Zip: _____________
          Telephone:_____________

          Communications should be sent to (check one)
          ___________ business address or ______________ home address.

     (b)  Date of Birth: _______ U.S. Citizen:  Yes ______  No _______

          College: _______________ Degree: ___________ Year: _________

          Graduate School: __________ Degree: _______ Year: __________
          Other Education: ___________________________________________________

     (c)  Employment and Nature of Business: _________________________________
          ____________________________________________________________________

          Position and Duties: _______________________________________________
          ____________________________________________________________________

          Any other Prior Occupations or Duties during Past Five Years:
          ____________________________________________________________________
          ____________________________________________________________________
          ____________________________________________________________________
          ____________________________________________________________________
          ____________________________________________________________________

     (d) Income from all sources before this investment is in excess of $ ______________ (exclusive of any income attributable to your spouse) for each of the undersigned's two previous tax years and estimated to be in excess of $ ______________ (exclusive of any income attributable to your spouse) for the undersigned's current tax year.

     (e) The undersigned's personal net worth (excluding the proposed investment in the Shares) is in excess of $ ___________.

     (f) The undersigned understands the full nature and risk of this investment.
          ___ Yes  ___ No

     (g) The undersigned believes the undersigned can afford the complete loss of the investment. ___ Yes ___ No

     (h) This investment constitutes less than ten percent (10%) of the undersigned's net worth. ___ Yes ___ No

3.   (ANSWER ONLY IF A CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY)

     (a)  Form of Organization: ______________________________________________

     (b)  Jurisdiction of Incorporation or Formation: ________________________

     (c)  Address of principal place of business:
          ____________________________________________________________________
          ____________________________________________________________________
          ____________________________________________________________________

     (d)  Date of Incorporation or Formation: ________________________________

     (e)  Nature of Business: ________________________________________________
          ____________________________________________________________________

     (f) Names of Directors if a Corporation, of Partners (together with the address of each Partner) if a Partnership, of Trustees if a Trust, of Joint Venturers if a Joint Venture:
          ____________________________________________________________________
          ____________________________________________________________________
          ____________________________________________________________________
          ____________________________________________________________________
          ____________________________________________________________________

     (g) The persons named in Section 3(f) above understand the full nature and risk of this investment. ___ Yes ___ No

     (h)  The undersigned can afford the complete loss of the investment.
          ___ Yes  ___ No

     (i) The undersigned's net income before this investment is in excess of $_____________ for the undersigned's two previous tax years and estimated to be in excess of $___________ for the undersigned's current tax year.

     (j) The undersigned's total assets (excluding the proposed investment in the Shares) is in excess of $_______________.

     (k) Was the undersigned formed or organized for the specific purpose of acquiring the Shares? ___ Yes ___ No

4.   The undersigned is an experienced and sophisticated investor.  ___ Yes
     ___ No

5. The undersigned has invested in excess of $___________ over the past five years.

6. Please state below the types of investments the undersigned has made in the past five years, with particular attention to investments in nonmarketable investments. Include amount invested in each type of investment.
     _________________________________________________________________________
     _________________________________________________________________________
     _________________________________________________________________________
     _________________________________________________________________________

7. Please state below any additional information which the undersigned thinks qualifies the undersigned to evaluate the merits and risks of this investment.
     _________________________________________________________________________
     _________________________________________________________________________
     _________________________________________________________________________
     _________________________________________________________________________

8. The undersigned will have an attorney, accountant, or other consultant review this investment as the undersigned may require for a full understanding of the investment and the risk involved.
     ___ Yes  ___ No

9. The undersigned will have a representative, who has such knowledge and experience in business and financial matters and is capable of evaluating the merits and risks of this investment, make the investment decision on behalf of the undersigned with respect to the Shares.
     ___ Yes  ___ No

10. The undersigned (or in the case of a corporation, partnership, trust or other entity, either such entity or each person named in Section 3(f) hereof) is an "accredited investor", as such term is defined by Regulation D ("Regulation D") promulgated under the Act within the meaning of one of the categories described in Schedule I attached thereto.
     ___ Yes  ___ No

     Please specify the category or categories of qualification:
     _________________________________________________________________________


                                       Name:
                                            ----------------------------------

Dated: ___________, 1999               By:
                                          ------------------------------------
                                       Title:
                                             ---------------------------------

                                       ---------------------------------------
                                       (Please Type or Print Name)


NAME OF PARTNERSHIP, CORPORATION,
TRUST, ESTATE OR OTHER ENTITY
(IF APPLICABLE):

-----------------------------------


TITLE OF PERSON SIGNING ON
BEHALF OF SUCH ENTITY:


-----------------------------------

                                      SCHEDULE I


          An "accredited investor" includes ANY of the following:

          (a) An individual with net worth (including principal residence) or, together with his or her spouse, JOINT net worth in EXCESS of $1,000,000;

          (b) An individual who had an income in EXCESS of $200,000 for each of the two most recent years or joint income with such individual's spouse in excess of $300,000 in each of those years AND who reasonably expects to reach the same income level in the current year;

          (c)  Any of certain institutional investors, including:

               (1) a state or national bank as defined in 3(a)(2) of the Act, or savings and loan association or other institution defined in section 3(a)(5) of the Act (whether acting in an individual or fiduciary capacity);

               (2)  an insurance company as defined in section 2(13) of the Act;

               (3) an investment company registered under the Investment Company Act of 1940;

               (4) a business development company as defined in section 2(a)48 of the Act;

               (5) a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

               (6) an ERISA employee benefit plan where (i) the investment decision is made by a plan fiduciary which is a bank, insurance company or registered investment advisor, OR (ii) the employee benefit plan has total assets IN EXCESS OF $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

               (7) an Internal Revenue Code 501(c)(3) organization, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of purchasing the Shares, with total assets IN EXCESS OF $5,000,000;

          (d) Any director, executive officer or general partner of the issuer of the Shares being offered or sold or any director, executive officer, or general partner of a general partner of that issuer;

          (e) Any legal entity (corporation, partnership, etc.) WHOLLY owned by persons or entities who are themselves accredited investors.

          (f) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a "sophisticated person" as defined by Regulation D.